Operating Leases	9 Months Ended
Sep. 30, 2025
Operating Leases [Abstract]
Operating Leases
13.	Operating Leases

The Company’s subsidiaries, AGA and Pacific Sun, entered into non-cancelable operating leases for the office and warehouse spaces occupied to operate its business.

The Pacific Sun lease was executed on July 9, 2025, and the Company committed to monthly lease payments of $6,300 through June 30, 2026. Thereafter, monthly payments increase by 3% each year starting on July 1, 2026. The lease expires on June 30, 2030.

The AGA lease was executed on July 19, 2025, and the Company committed to monthly lease payments of $18,905 through August 31, 2026. Thereafter, monthly payments increase to $22,020 starting on September 1, 2026 and increase by 3% each year starting on September 1, 2027. The lease expires on August 31, 2029. The Company committed to paying common area maintenance cost which is currently $1,045 per month.

The Company used a discount rate of 8%, as the incremental cost of borrowing, to calculate the present value of the future lease payments and the resulting operating lease liabilities and right-of-use assets.

The Company recognized a total lease cost related to its non-cancelable operating leases of $75,390 for the nine months ended September 30, 2025, included in office and administrative expenses.

As of September 30, 2025, and December 31, 2024, the Company recorded a security deposit of $81,757   and $nil, associated with these operating leases.

Future minimum lease payments under the Company’s operating leases that have an initial non-cancelable lease term in excess of one year at September 30, 2025, are as follows:

As at September 30, 2025	Lease payments ($)
2025 (remaining three months)	$81,915
2026	320,234
2027	335,772
2028	345,456
2029	303,477
2030 and thereafter	42,534
Total future payments	$1,429,388
Less: imputed interest	(214,488)
Operating lease liabilities	$1,214,900

Operating lease liabilities-current	$229,229
Operating lease liabilities- non-current	$985,671